Solid Biosciences  41st Annual J.P. Morgan Healthcare Conference JANUARY 12, 2023 Exhibit 99.1

Forward Looking Statement This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future expectations, plans and prospects for the company; the anticipated milestones, business focus and pipeline of the company; the cash runway of the company and the sufficiency of the company’s cash and investments to fund its operations; the company’s SGT-003 program, including expectations for filing an IND and initiating dosing, AVB-202 program, including expectations for filing an IND, and AVB-401 program; the company’s plans to present data from IGNITE DMD; the implication of preclinical data; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the ability to recognize the anticipated benefits of Solid’s acquisition of AavantiBio; the outcome of any legal proceedings that may be instituted against Solid or AavantiBio following the announcement of the acquisition and related transactions; the ability to obtain or maintain the listing of the common stock of the combined company on the Nasdaq Stock Market following the acquisition; the company’s ability to advance its SGT-003, AVB-202, AVB-401 and other programs on the timelines expected or at all; obtain and maintain necessary approvals from the FDA and other regulatory authorities; obtain and maintain the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicate in clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; whether the methodologies, assumptions and applications the company utilizes to assess particular safety or efficacy parameters will yield meaningful statistical results; advance the development of its product candidates under the timelines it anticipates in current and future clinical trials; successfully transition, optimize and scale its manufacturing process; obtain, maintain or protect intellectual property rights related to its product candidates; compete successfully with other companies that are seeking to develop Duchenne and Friedreich’s ataxia treatments and gene therapies; manage expenses; and raise the substantial additional capital needed, on the timeline necessary, to continue development of SGT-003, AVB-202, AVB-401 and other product candidates, achieve its other business objectives and continue as a going concern. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the company’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the company’s views as of the date hereof and should not be relied upon as representing the company’s views as of any date subsequent to the date hereof. The company anticipates that subsequent events and developments will cause the company's views to change. However, while the company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so.

2023 Expected To Be a Year of Transformation and Meaningful Advancements for Solid PIPELINE Opportunity to become a leading precision genetic medicines company within neuromuscular and cardiac genetic medicine PROCESS Differentiated CMC expertise, building a robust, scalable manufacturing process utilizing transient transfection PEOPLE Led by experienced team with deep expertise in precision genetic medicine  Strategic pipeline of programs continuing to evolve with anticipated key milestones in 2023-2024 Solid has the people, process and pipeline to be a leader in precision genetic medicines for rare neuromuscular and cardiac diseases.

2023: Solid Biosciences At a Glance  Developing Genetic Medicines for Patients with Rare Neuromuscular and Cardiac Diseases Completed merger between AavantiBio and Solid Biosciences in December 2022 Headquartered in Charlestown, MA Combined pipeline, novel capsid development, and expertise from both companies to drive growth SGT-003  SGT-003 utilizes AAV-SLB101 capsid which has demonstrated superior tropism to AAV9 IND expected for DMD µDys SGT-003 program with novel capsid and transient transfection process Friedrich’s Ataxia and AVB-202  AVB-202 rescued cardiac function and extended survival in preclinical models Drug candidate selection, and transition from HSV to TT has begun, and initiation of IND-enabling studies for AVB-202 expected in 2023 BAG3 Dilated Cardiomyopathy  Rh74 capsid and cardiac-specific promoter combination increased cardiac expression while reducing expression in the liver Additional studies to be conducted evaluating the potential of using SLB101 to develop a genetic medicine for BAG3-mediated DCM Cardiac and Skeletal Capsid Library  Developing next-generation AAV capsid libraries with two strategies designed to enhance cardiac and skeletal muscle tropism AAV-SLB101 has demonstrated more than double the transduction and expression in skeletal and cardiac muscle and half reduction in expression in the liver compared with AAV9 Solid is Positioned for Success Additional programs to be announced in 2023 Approximately $214 million in cash and investments as of December 31, 2022 expected to enable Solid to advance key strategic priorities into 2025. *Year-end financial results pending full audit

Led By Experienced Team With Deep Expertise in Precision Genetic Medicine Bo Cumbo President and CEO Paul Herzich Chief Technology Officer Roxana Donisa Dreghici, M.D. Head of Clinical Development Ty Howton, J.D. Chief Administrative Officer Carl Morris, Ph.D. Chief Scientific Officer Neuromuscular Jenny Marlowe, Ph.D. Chief Scientific Officer Friedreich’s Ataxia & Cardiac Pipeline Jessie Hanrahan, Ph.D. Chief Regulatory Officer Kevin Tan Chief Financial Officer

Platform / Genetic Expertise Cardiac  Rare Genetic Replacement Therapy (undisclosed #1) Cardiac Rare Genetic Replacement Therapy (undisclosed #2) Neuromuscular DMD uDys Replacement Therapy Anticipated 2H-2023 Neuromuscular Frataxin Replacement Therapy Cardiac BAG3 Replacement Therapy   Cardiac Genetic DCM Partnered multiple modalities Vector core Animal models Natural history Expression cassette optimization Clinical & research partners Novel regulatory elements Novel capsids 2025+ 2023 Solid is Well-Positioned to Execute on Multiple Programs in the Coming Years Merger Solidifies Solid as a Gene Therapy Platform Technology Company

# Next Generation Therapies Start With Delivery Through Innovative Capsids

## AAV CARDIAC capsids enhance select cardiac tissue tropism and reduce liver targeting

- Utilization of human (primary cells) and primate (Cyno macaques) as selection models
- Multiple libraries with unique barcodes (ability to test replicate libraries in tandem)
- Library generated with two different muscle- and cardiac-specific promoters
- Relies on combination of rational design and directed evolution
- Employs RNA for positive cardiac selection and DNA for negative liver selection
- Enhancement of RNA pool using Magnetic Instant Capture (MagIC Beads) technology

## Rational Design approach used to engineer capsid candidates with the goal of improving SKELETAL MUSCLE tropism

Human Duchenne Cell Microdystrophin Expression


Fold Change over AAV9
DMD1
Isogenic Clone #8
Isogenic Clone #3
50
40
30
20
10
0
NovCap 1
NovCap 2
NovCap 3
NovCap 4


DMDmdx
Wild Type
AAV9
AAV-SLB101
AAV9
AAV-SLB101

SOLID BIOSCIENCES

© 2023 Solid Biosciences | 7

Combined Company Strengthens Process/Analytical Development & CMC Regulatory Team Capabilities  Robust network of CDMO partners along with our internal MS&T expertise and dedicated resources support advancement of Solid’s pre-clinical and early-stage pipeline programs Process optimization and cGMP manufacturing services for FA Preclinical and analytical materials for proof-of-concept studies and future pipeline products Manufacturing services and supply for Duchenne Fully Integrated and Operational R&D/ PD/AD and Vector Core capabilities PD and GMP manufacturing services for gene therapy pipeline Internal Capabilities

SGT-001-HSV SGT-003-TT Process change (HSV to TT) and AAV-SLB101 capsid combined to increase µDys by 2.3x vs SGT-001 HSV Product with desired quality attributes supported by analytical data with TT process Product demonstrated high levels of in vitro and in vivo transgene expression vs HSV material In vivo expression increased by 1.4-2.0x in multiple mdx studies 28-day in vivo mdx mouse study. Microdystrophin expression measured in the quadriceps muscle using Western Blot (WB). Mean data are shown +/- SD relative a Reference of SGT-001 produced by the HSV process. n=5 per group. Transition to Transient Transfection Manufacturing and Use of the AAV-SLB101 Capsid Yielded Additive Improvements in Expression 2.5 2.0 1.5 1.0 0.5 0.0 Microdystrophin Expression Fold vs. SGT-001-TT

Solid is Well-Positioned for Strategic Pipeline Growth Leveraging and Integrating Learnings Across Indications  Pipeline Strategy Strategic Manufacturing Partnerships and Vector Core Indication Selection Criteria Network of KOL Partnerships Internal Development Capabilities

# Diversified Pipeline with Multiple Programs at Different Stages

## Indications With High Unmet Need and Significant Market Opportunities

| Program | Indication | Research / Discovery | Preclinical | IND submission (Anticipated) |
|---|---|---|---|---|
| **NEUROMUSCULAR** | | | | |
| **SGT-003** (AAV-SLB101) | Duchenne | | | 2H 2023 |
| **AVB-202** (cardiac and neuromuscular manifestations) | Friedreich's Ataxia | | | |
| **CARDIAC** | | | | |
| **AVB-401** (Dilated Cardiomyopathy (DCM)) | BAG3-Mediated DCM | | | |
| **AVB-501** (Dilated Cardiomyopathy (DCM)) | Undisclosed | | | |
| **AVB-601** (Hypertrophic Cardiomyopathy) | Undisclosed | | | |

**Notes:** In 2020, Solid entered into a collaboration agreement with Ultragenyx for the development of UX810, a next generation Duchenne construct comprised of Solid's proprietary nNOS microdystrophin and Ultragenyx's HeLa PCL manufacturing platform for use with AAV8 and Clade E variants thereof. Solid has the option to co-fund collaboration programs in return for a profit share or increased royalty payments at proof-of-concept

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Duchenne Muscular Dystrophy and Next Generation SGT-003

Next Generation and Potential For Best-In-Class With SGT-003 Disease Overview Caused by mutations in the dystrophin gene, which leads to the absence of the dystrophin protein Due to progressive and irreversible muscle loss, patients typically lose the ability to walk by their early-teens and succumb to respiratory or heart failure in their 30’s Epidemiology Most common life-limiting genetic disorder diagnosed in childhood Estimated 5,000 to 15,000 cases in the U.S. 1:3500-5000 newborn males affected Diagnosed between three and five years of age due to pronounced muscle weakness Planned Approach Drive functional microdystrophin expression in patients’ muscles and improve the course of the disease Deliver best-in-class microdystrophin transgene containing the nNOS binding domain via a novel, muscle-tropic capsid Utilize a transient transfection manufacturing process Duchenne Represents A Large Global Market Opportunity With Significant Unmet Need

Next-Generation Therapies Utilize Optimized Transgene, Capsid and Manufacturing Process Capsid Manufacturing Process Transgene nNOS Binding Domain AAV-SLB101 AAV9 Wild Type AAV-SLB101 AAV9 DMDmdx nNOS Microdystrophin uniquely includes the nNOS binding domain, important for prevention of activity-induced ischemia and associated muscle injury  Rational design approach used to engineer capsid candidates with the goal of improving skeletal muscle tropism Process change from HSV to TT-based manufacturing has yielded a greater than two-fold increase in microdystrophin expression in mice for SGT-003 (TT) compared with SGT-001 (HSV) Next-Generation Construct Has Shown Promising Results in Preclinical Testing SGT-001-HSV SGT-003-TT 2.5 2.0 1.5 1.0 0.5 0.0 Microdystrophin Expression Fold vs. SGT-001-TT

Observations: Dose Dependent Expression Expression Localized to Functional Membrane All tissues reached 100% expression at all doses by day 29 Quantitative MS analysis will be performed to evaluate full dynamic range of expression Expression Achieved Early (Day 4) and Optimized by Day 29 Quadriceps – Day 4 Heart – Day 4 Diaphragm – Day 4 Quadriceps – Day 29 Heart – Day 29 Diaphragm – Day 29 Vehicle 3.0E13 1.0E14 3.0E14 Vehicle 3.0E13 1.0E14 3.0E14 Vehicle 3.0E13 1.0E14 3.0E14 Vehicle 3.0E13 1.0E14 3.0E14 Vehicle 3.0E13 1.0E14 3.0E14 Vehicle 3.0E13 1.0E14 3.0E14

SGT-003 with SLB001 Capsid Demonstrated Superior Tropism to AAV9 Positive biodistribution and expression data has the potential to translate into better efficacy Quad Heart Liver 5 4 3 2 1 0 Fold Change µDys vg/ug DNA vs. AAV9 (1E14vg/kg, D29) Fold Change µDys Expression vs. AAV9 (1E14vg/kg) AAV9 AAV-SLB101 3 2 1 0 Quadriceps (D29) CK Level (U/L) mdx Vehicle mdx AAV9 4000 3000 2000 1000 0 Serum CK (D29) mdx AAV9-SLB101 WT Vehicle 1E14 vg/kg Robust μDys Expression  in mdx Mouse Tissue Specific Biodistribution  and Liver De-targeting in mdx Mouse Reduced CK levels in Vivo in mdx Mouse

Increased biodistribution to skeletal & cardiac muscle resulted in increased transgene expression at lower doses* Reduced biodistribution in liver suggests tissue de-targeting and improved safety profile* * Average fold differences calculated from the five skeletal muscle tissues sampled, three cardiac muscles sampled, and the single liver sample NHP IV Administration of SLB101 with Constitutive Promoter and Reporter Gene BIODISTRIBUTION NHP Data Utilizing AAV-SLB101 Showed Improved Biodistribution in Cardiac and Skeletal Muscle with Decreased Hepatic Transduction vs AAV9 Fold vs. AAV9 AAV9 AAV9-SLB101 4.0 3.0 2.0 1.0 0.0 Liver Fold vs. AAV9 AAV9 AAV9-SLB101 4.0 3.0 2.0 1.0 0.0 Cardiac Muscle Fold vs. AAV9 AAV9 AAV9-SLB101 4.0 3.0 2.0 1.0 0.0 Skeletal Muscle

Friedreich’s Ataxia and AVB-202

AVB-202’s dual route of administration is differentiated to treat the primary manifestations of morbidity and mortality Disease Overview Monogenic disease caused by loss of frataxin with both neurological and cardiac manifestations affecting muscle control and coordination with possible loss of vision and hearing, and slurred speech Cardiac complications are the primary cause of death Substantial unmet need with no disease-modifying standard of care for the broad population1 Epidemiology 1 in every 40,000 to 50,000 people2,3 Carrier rate between 1:60 and 1:100 Average age of diagnosis is in the early-teens which leads to many undiagnosed patients1 Planned Approach Aim to address neurological and cardiac manifestations via dual IV and IT routes of administration Drug candidate selection and transition manufacturing process to transient transfection  1. FARA. 2. Durr et al, 1996. 3. NORD Friedreich’s Ataxia Represents A Large Market Opportunity With Significant Unmet Need And No Approved Therapies

AVB-202 Rescued Cardiac Function and Extended Survival in Cardiac FA Mouse Survival Ejection Fraction SDH Activity Robust frataxin expression levels suggest efficacy may be achieved at low doses SDH activity via histochemical stain on heart tissue sections. The percentage of tissue with high stain is quantified by image analysis software All groups analyzed 15-16 wks after dosing except for early euthanasia groups (FA vehicle = 11 wks;  FA 1.0E14 vg/kg= 9.5 wks)

NHP Study: Favorable Safety Profile and Utility of Dual Route of Administration Dose Group IV Dose (vg/kg) IT Dose (vg/brain wt) IV/IT Low 6.0E+12 6.00E+13 IV/IT Mid 1.5E+13 1.50E+14 IV/IT High 3.0E+13 3.00E+14 IV Mid 1.5E+13 - IV High 3.0E+13 - IT Mid  - 1.50E+14 IT High - 3.00E+14 Using a dual route of administration allows for optimized expression at lower dose vs IT or IV  alone FXN protein (ng/mg) Vehicle IV/IT Low 10000 1000 100 10 1 Cardiac FXN levels IV/IT Mid IV/IT High IV Mid IV High IT Mid IT High FXN protein (ng/mg) Vehicle IV/IT Low 250 200 150 100 50 0 DRG FXN levels IV/IT Mid IV/IT High IV Mid IV High IT Mid IT High

BAG3 Mediated Dilated Cardiomyopathy

# Dilated Cardiomyopathy (BAG3) Is The First Program From Our Cardiac Pipeline

Attractive Indication with Clear Mechanistic Rationale, High Unmet Need, and Significant Market Opportunity

## Key Disease Highlights

- The BAG3 gene codes for the BCL-2-associated athanogene 3 protein
- Sufficient levels of functional BAG3 are required for healthy cardiac function
- BAG3 mutations lead to reduced BAG3 levels and dilated cardiomyopathy (DCM)
- Postulated mechanism: Decreased BAG3 leads to heat shock protein dysfunction, and a build-up of dysfunctional proteins in the sarcomere, causing myofilament damage, poor contraction and heart failure

## Epidemiology

- ~29,000 active patients in the US[1, 2, 3]
- Most common presentation is dyspnea but can range from dyspnea to sudden death
- Activities of daily life are severely impacted
- Eventually heart failure sets in and death ensues
- Once patients are symptomatic, mortality is approximately 25% at one year and approximately 50% at five years[5]
- No approved therapies address the underlying cause of disease. Symptomatic treatment is standard of care[4]

## Planned Approach

- AAVrh74-delivered optimized BAG3 transgene with cardiac-specific promoter for safe and specific expression
- Additional studies to evaluate the potential of using AAV-SLB101 to develop a genetic medicine for BAG3-mediated DCM
- Optimized transient transfection manufacturing process

SOLID BIOSCIENCES

1. Dominguez et al, 2018. 2. Virani et al, 2021. 3. Clearview Analysis. 4. Shaw et al, 2018. 5. Bozkurt et al, 2007

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Data Illustrate Superior Cardiac Biodistribution and Transgene Expression Compared to AAV9 rh74+cardiac specific promotor showed better BD in the heart over AAV9 with a constitutive promotor.  rh74-cardiac specific promotor combination showed increased cardiac expression, and decreased liver expression. BAG3 DCM Reducing liver expression while optimizing cardiac expression allows for a more targeted, lower dose AAV therapeutic. Cardiac Biodistribution Data support Solid’s targeted approach to genetic cardiomyopathies: BAG3  hBAG3 Expression

Driving the Future

Complete SGT-003 GLP tox for next-generation Duchenne therapy 1H 2023 Initiation of Patient Dosing for SGT-003 Late-2023 ` Drug candidate selection and initiation of IND-enabling studies for AVB-202 Report functional data from IGNITE DMD Early-2023 IND Submission for SGT-003 2H 2023 Approximately $214 million* in cash and investments as of December 31, 2022 expected to enable Solid to advance key strategic priorities into 2025 Continue to diversify pipeline through BD transactions *Year-end financial results pending full audit 2023 Anticipated Milestones

Thank You   41st Annual J.P. Morgan Healthcare Conference JANUARY 12, 2023